Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Airbee Wireless, Inc. (the “Company”) on Form 10-QSB for the fiscal quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sundaresan Raja, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

/s/ Sundaresan Raja Sundaresan Raja
Chief Executive Officer

May 15, 2006

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